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                                                                       EXHIBIT 5

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Anchor National Life           Mailing Address:
Insurance Company              P.O. Box 100330
1 SunAmerica Center            Pasadena, CA 91189-0330              [LOGO] Anchor National
Los Angeles, CA  90067-6022                                                a SunAmerica Company
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ICAP II VARIABLE ANNUITY APPLICATION                                                  I-5250-NB

Please print or type.

A. OWNER(S)          --Mr.     --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

(Joint owner         --------------------------------------------------------------------------
must be              LAST NAME OR CORP./PLAN/TRUST   FIRST NAME               MIDDLE INITIAL
owner's              --------------------------------------------------------------------------
spouse)              STREET ADDRESS                 CITY      STATE       ZIP CODE

                     MO   DAY   YR        --M    --F
                     --------------       -----------    --------------------   ---------------
                     DATE OF BIRTH        SEX            SOC.SEC. OR TAX ID NO. PHONE NO.

                     ------------------    ----------------------------------------------------
                     ANNUITIZATION DATE    CUSTOMER ID NO. (FOR ROYAL ALLIANCE CUSTOMERS ONLY)

B. ANNUITANT(S)      --Mr.     --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

(Complete only       --------------------------------------------------------------------------
if owner and         LAST NAME                      FIRST NAME                MIDDLE INITIAL
annuitant are
different.)          --------------------------------------------------------------------------
                     STREET ADDRESS                 CITY            STATE              ZIP CODE

                     MO   DAY   YR        --M    --F
                     -------------        -----------    ----------------------      ----------
                     DATE OF BIRTH         SEX           SOC.SEC. OR TAX ID NO.       PHONE NO.

C. BENEFICIARY       ---------------------------------------------      -----------------------
                     FIRST NAME    MIDDLE INITIAL          LAST NAME    RELATIONSHIP

D. PURCHASE          -- INITIAL PAYMENT:  $__________________________
   PAYMENT(s)           [Minimum initial payment is $1,000 for nonqualified contracts; $100 for qualified contracts.  Payments my be wired or mailed.]  Make check payable to Anchor National Life Insurance Company.

                    [-- AUTOMATIC PAYMENTS:  $______________________
                        To establish automatic bank draft for future payments, include an
                        "Automatic payment Authorization" (form G-5233 ) and a voided check.]

E. SPECIAL           -- SYSTEMATIC WITHDRAWAL:  Check the box at left and include a completed systematic withdrawal application [form I-5247-SW].

                     -- "Easivest" AUTOMATIC DOLLAR COST AVERAGING:  Check the box at
                        left and include a completed application for dollar cost averaging from the ICAP II Money Market Portfolio [form I-5248-MM] or from the
                        ICAP II General Account [form I-5248-GA].

                     -- TELEPHONE TRANSFERS:  I/we hereby authorize and direct Anchor National
                        Life to accept telephone instructions from any person who can furnish proper identification to exchange units from account to account.
                        Neither Anchor National Life nor any of its affiliates, nor any fund managed by such affiliates is liable for any losses arising from such instructions.

F. PLAN              -- Nonqualified.  If so, is this a 1035 exchange?         -- YES   -- NO
                        If yes, please complete a "Notification of Exchange"
                        [form (G-5226)

                     -- Qualified.  If so, is this a direct transfer?          -- YES   -- NO
                        If yes, please complete a "Request for Transfer of
                        Retirement Account" [form (G-5223].  Please note:
                        An appropriate retirement plan/prototype must be
                        established.

                        -- IRA (Tax year______)     -- Corp. plan (Complete section A with
                                                       plan name)
                        -- IRA rollover             -- Keogh/HR-10 (Complete section A with
                                                       plan name)
                        -- IRA transfer             -- TSA (Contributions begin ___________)
                        -- SEP                      -- Terminal funding


I-5250-NB                      PLEASE COMPLETE AND SIGN REVERSE SIDE.
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ICAP II VARIABLE ANNUITY APPLICATION                                                   I-5250NB
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G. ALLOCATION        Allocations should be indicated in whole percentages.  The total allocation must equal 100%.  If no allocations are indicated, this application will be pended until allocation instructions are received.

                     -----% Money Market Portfolio              -----% Growth Portfolio
                     -----% Fixed Income Portfolio              -----% Aggressive Growth
                                                                         Portfolio
                     -----% Gov't and Qualify Bond Portfolio    -----% Natural Resources
                                                                         Portfolio
                     -----% High Yield Portfolio                -----% Multi-Asset Portfolio
                     -----% Target '98 Portfolio                -----% Aggressive Multi-Asset
                                                                         Portfolio
                     -----% Convertible Securities Portfolio    -----% General Account
                     -----% Foreign Securities Portfolio        -----% Other

H. REPLACEMENT       Will this policy replace or change any existing life
                     insurance or annuity in this or any other company?
                     If so, give the name of insurance company and
                     policy number.                                            -- YES  -- NO


                     -----------------------------------      --------------------------------
                     COMPANY NAME                             POLICY NUMBER

I. STATEMENT         I understand that no agent can make or change any of the provisions in
   OF OWNER          the policy or waive any of the Company's rights.
   AND
   ANNUITANT         I hereby verify my understanding that all payments and values provided by the contract, when based on investment experience of a variable account(s), are variable and not guaranteed as to dollar amount.  I acknowledge receipt of a current ICAP II/Anchor Series Trust Prospectus.
                     I have read it carefully and understand its contents.  I certify that the number shown on this form is my correct Social Security/Tax ID number and that I -- am -- am not subject to a backup withholding order under Section 3406(a)(1)(C) of the Internal Revenue Code.


                     Signed at -------------------------------          -----------------------
                               CITY                 STATE               DATE

                     -------------------------   --------------------------------------------
                     SIGNATURE OF OWNER           SIGNATURE OF ANNUITANT (IF OTHER THAN OWNER)

J. STATEMENT         The agent hereby certified he/she witnessed the signature(s) in Section
   OF AGENT          I above and that his/her answer to the question below is true to the best of his/her knowledge and belief.

                     Will this policy replace or change any existing
                     life insurance or annuity in this or any other company?    -- YES  -- NO

                     ----------------------------------------           ----------------------
                     SIGNATURE OF AGENT                                 DATE

                     -------------------------------------------------------------------------
                     AGENT'S LAST NAME              AGENT'S FIRST NAME           MIDDLE INITIAL

                     -------------------------------------------------------------------------
                     AGENT'S STREET ADDRESS              CITY         STATE            ZIP CODE

                     ---------------------------    ---------------------    ------------------
                     BROKER/DEALER                  AGENT'S PHONE NO.        AGENT ID NO.

                     Ohio Insurance Fraud Warning:  Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.


I-5250-NB
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